                                                                  EXHIBIT 10.15

                                                                  EXECUTION COPY


                              SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                 This Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 21, 1994 (this "Amendment"), is entered into among JPS TEXTILE GROUP, INC., a Delaware corporation (the "Company"), JPS CARPET CORP., a Delaware corporation ("JCC"), JPS ELASTOMERICS CORP., a Delaware corporation ("JEC"), and JPS CONVERTER AND INDUSTRIAL CORP., a Delaware corporation ("JCIC", and together with JCC and JEC, the "Borrowing Subsidiaries"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (collectively referred to herein, together with their respective successors and assigns, as the "Senior Lenders" and individually as a "Senior Lender"), CITIBANK, N.A., in its separate capacities as agent and administrative agent for the Senior Lenders (in such capacities, the "Agent") and General Electric Capital Corporation, in its separate capacities as co- agent and collateral agent for the Senior Lenders (in such capacities, the "Collateral Agent"), and amends the Fourth Amended and Restated Credit Agreement dated as of June 24, 1994, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 4, 1994 (as so amended and as further amended hereby, the "Credit Agreement"), entered into among the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Company has proposed to purchase from time to time a portion of its outstanding Senior Subordinated Notes, Senior Subordinated Discount Notes and/or Subordinated Debentures (individually, a "Bond" and collectively, the "Bonds");

                 WHEREAS, the Borrowing Subsidiaries are currently permitted, pursuant to the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 4, 1994 (the "First Amendment"), to use up to $25,000,000 in proceeds of the Revolving Loans to fund the purchase of the Bonds from time to time (the "Bond Purchases");

                 WHEREAS, the Company has requested that the Senior Lenders permit the Borrowing Subsidiaries to increase the amount of proceeds of the Revolving Loans that may be used to fund the Bond Purchases from $25,000,000 to $45,000,000 (the "Increased Bond Purchase Amount");

                 NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent agree as follows:

                 SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is, effective as determined pursuant to Section 4 hereof, hereby amended as follows:

                 1.01      The definition of "Fixed Asset Portion" in Section
1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

                 "Fixed Asset Portion" shall mean $25,000,000; provided, however, the amount of the Fixed Asset Portion shall be reduced by the aggregate amount of each of the following: (i) the amount of any cash proceeds from sales of assets (other than Inventory) sold in the ordinary course of business that exceed Two Million Dollars ($2,000,000) in the aggregate in any Fiscal Year, net of (A) the costs of sale, lease, assignment or other disposition, (B) any income, franchise, transfer or other tax liability arising from such transaction and (C) amounts applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset disposed of; (ii) in the event of the sale of all or substantially all of the capital stock or assets of any Borrowing Subsidiary (to the extent otherwise permitted hereunder) (other than in connection with the Auto
         Sale), the amount of the Fixed Asset Value of such Borrowing Subsidiary plus fifty percent (50%) of the amount, if any, by which the Net Cash Proceeds from such sale exceed such Fixed Asset Value;
         (iii) in the event of a Permitted Disposition, an amount equal to fifty percent (50%) of the Net Cash Proceeds from such disposition; and (iv) the amount of Net Cash Proceeds from sales of assets (other than in connection with a Permitted Disposition or the Auto Sale).

                 1.02 Article VI of the Credit Agreement is hereby amended to add a new Section 6.14 thereto as follows:

                 6.14. Updated Appraisals. Each Loan Party shall, or shall cause any of its Subsidiaries to, no later than June 30, 1995, provide the Agent, the Collateral Agent and the Senior Lenders with a desktop appraisal, including (i) an orderly liquidation valuation and an auction valuation of all Equipment of each such Loan Party or Subsidiary, as the case may be and (ii) a fair market valuation of all real property of each such Loan Party or Subsidiary, as the case may be, in each case prepared by an outside appraiser selected by the Agent and the Collateral Agent.

                 1.03 Section 8.01 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 8.01. Minimum Net Worth. The Net Worth of the Company and its Subsidiaries on a consolidated basis on the last day of each month of each fiscal quarter set forth below shall not be less than the minimum amount set forth opposite such fiscal quarter:

                       Fiscal Quarter                             Minimum Amount
                       --------------                             --------------

                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                             $310,000,000

                 The fourth fiscal quarter
                   of Fiscal Year 1994                              268,000,000

                 The first fiscal quarter
                   of Fiscal Year 1995                              210,000,000

                 The second fiscal quarter
                   of Fiscal Year 1995                              209,000,000

                 The third fiscal quarter
                   of Fiscal Year 1995                              208,000,000

                 The fourth fiscal quarter
                   of Fiscal Year 1995                              205,000,000

                 The first fiscal quarter
                   of Fiscal Year 1996                              205,000,000

                 The second fiscal quarter
                   of Fiscal Year 1996                              205,000,000

                 The third fiscal quarter
                   of Fiscal Year 1996                              205,000,000

                 The fourth fiscal quarter
                   of Fiscal Year 1996                              205,000,000


                 1.04 Section 8.02(B) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 (B) Total Operating Company Interest Coverage Ratio of the Borrowing Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day (it being understood and agreed that the Total Operating Company Interest Coverage Ratio for the fourth fiscal quarter of 1993 and for the first and second fiscal quarters of 1994 shall mean the "Total Operating Company Interest Coverage Ratio" under and as defined in the Existing Credit Agreement), shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                      Fiscal Quarter                            Minimum Ratio
                      --------------                            -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                              8.80:1

                 The fourth fiscal quarter
                   of Fiscal Year 1994                              10.00:1

                 The first fiscal quarter
                   of Fiscal Year 1995                              8.50:1

                 The second fiscal quarter
                   of Fiscal Year 1995                              6.70:1

                 The third fiscal quarter
                   of Fiscal Year 1995                              5.50:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                              5.00:1

                 The first fiscal quarter
                   of Fiscal Year 1996                              5.00:1

                 The second fiscal quarter
                   of Fiscal Year 1996                              5.00:1

                 The third fiscal quarter
                   of Fiscal Year 1996                              5.00:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                              5.00:1

                 1.05 Section 8.03 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 8.03 Minimum Fixed Charge Coverage Ratio. (A) The Minimum Fixed Charge Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day (it being understood and agreed that the Fixed Charge Coverage Ratio for the fourth fiscal quarter of 1993 and for the first and second fiscal quarters of 1994 shall mean the "Fixed Charge Coverage Ratio" under and as defined in the Existing Credit Agreement), shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                       Fiscal Quarter                           Minimum Ratio
                       --------------                           -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                              0.80:1

                 The fourth fiscal quarter
                   of Fiscal Year 1994                              0.85:1

                 The first fiscal quarter
                   of Fiscal Year 1995                              0.85:1

                 The second fiscal quarter
                   of Fiscal Year 1995                              0.77:1

                 The third fiscal quarter
                   of Fiscal Year 1995                              0.90:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                              0.93:1

                 The first fiscal quarter
                   of Fiscal Year 1996                              0.93:1

                 The second fiscal quarter
                   of Fiscal Year 1996                              0.96:1

                 The third fiscal quarter
                   of Fiscal Year 1996                              1.00:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                              1.00:1


                 (B) The Operating Company Fixed Charge Coverage Ratio of the Borrowing Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day (it being understood and agreed that the Operating Company Fixed Charge Coverage Ratio for the fourth fiscal quarter of 1993 and for the first and second fiscal quarters of 1994 shall mean the "Operating Company Fixed Charge Coverage Ratio" under and as defined in the Existing Credit Agreement), shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                      Fiscal Quarter                            Minimum Ratio
                      --------------                            -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                              1.50:1


                 The fourth fiscal quarter
                   of Fiscal Year 1994                              1.70:1

                 The first fiscal quarter
                   of Fiscal Year 1995                              1.71:1

                 The second fiscal quarter
                   of Fiscal Year 1995                              1.46:1

                 The third fiscal quarter
                   of Fiscal Year 1995                              1.46:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                              1.40:1

                 The first fiscal quarter
                   of Fiscal Year 1996                              1.40:1

                 The second fiscal quarter
                   of Fiscal Year 1996                              1.45:1

                 The third fiscal quarter
                   of Fiscal Year 1996                              1.50:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                              1.50:1


                 1.06 Section 8.05 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 8.05. Minimum Current Ratio. The Current Ratio of the Company and its Subsidiaries on a consolidated basis shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                       Fiscal Quarter                            Minimum Ratio
                       --------------                            -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                              1.00:1

                 The fourth fiscal quarter
                   of Fiscal Year 1994                              1.00:1

                 The first fiscal quarter
                   of Fiscal Year 1995                              0.85:1

                 The second fiscal quarter
                   of Fiscal Year 1995                              0.86:1

                 The third fiscal quarter
                   of Fiscal Year 1995                              0.87:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                              0.85:1

                 The first fiscal quarter
                   of Fiscal Year 1996                              0.85:1

                 The second fiscal quarter
                   of Fiscal Year 1996                              0.86:1

                 The third fiscal quarter
                   of Fiscal Year 1996                              0.88:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                              0.90:1

                 SECTION 2.  Consent of the Senior Lenders.

                 The Senior Lenders hereby consent, pursuant to Sections 7.05 and 7.17 of the Credit Agreement, to the Bond Purchases in the Increased Bond Purchase Amount; provided, however, notwithstanding anything to the contrary set forth in the First Amendment, such consent shall cease to be effective if any of the following conditions shall not be true at the time of the purchase of any Bond on or after the Second Amendment Effective Date (as defined herein): (A) the aggregate purchase price of all Bonds purchased pursuant to the Bond Purchases shall not exceed $45,000,000, (B) no Event of Default or Potential Event of Default shall have occurred and be continuing at the time of purchase of such Bond or would result after giving effect to the purchase of such Bond and (C) such other conditions to the purchase of Bonds as may be imposed from time to time by the Agent and the Collateral Agent. The consummation by the Company of any purchase of a Bond pursuant to a Bond Purchase shall be deemed to be a representation from the Company to the Agent, the Collateral Agent and the Senior Lenders that the above conditions set forth in clauses (A), (B) and (C) above have been satisfied. The Company shall deliver or cause to be delivered to the Agent and the Collateral Agent, contemporaneously with the delivery of each Compliance Certificate delivered pursuant to Section 5.01(d)(ii) of the Credit Agreement, reports of any and all Bonds purchased pursuant to the Bond Purchases setting forth the type of Bond purchased and the purchase price thereof.

                 SECTION 3.  Fees.

                 Each Loan Party hereby agrees, jointly and severally, to pay or cause to be paid (i) to the Agent, for the account of each Senior Lender that delivers an executed signature page prior to Jaunuary 6, 1994, an amendment fee equal to one-half of one percent (.005) of the Commitments provided by each such Senior Lender (the "Amendment Fee"), with one-half of the Amendment Fee payable on the Second Amendment Effective Date (as defined below) and one-half of the Amendment Fee payable upon the purchase by the Company, pursuant to one or more Bond Purchases, of Bonds with an aggregate purchase price greater than or equal to $25,000,000 and (ii) to the Agent and the Collateral Agent, for their respective accounts, an amount agreed to between the Loan Parties and the Agent and the Collateral Agent, payable, in the case of the Agent, on the earlier of January 16, 1995 and the delivery of an executed signature page by each of the Senior Lenders and, in the case of the Collateral Agent, on the Second Amendment Effective Date (as defined herein). Each Senior Lender shall receive from the Agent the percentage of the Amendment Fee that is equal to such Senior Lender's Pro Rata Share.

                 SECTION 4. Conditions Precedent to the Effectiveness of this Amendment and Consent. This Amendment shall become effective as of the date hereof on the date (the "Second Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Requisite Senior Lenders or unless the deadline for delivery has been extended by the Agent);

                 4.01 The Agent shall have received a copy of this Amendment duly executed by each Loan Party and by the Requisite Senior Lenders.

                 4.02 Each of the representations and warranties made by the Company or the Borrowing Subsidiaries in or pursuant to the Credit Agreement, as amended by this Amendment, the Collateral Documents and the other Loan Documents to which the Company or any of the Borrowing Subsidiaries is a party or by which the Company or any of the Borrowing Subsidiaries is bound, shall be true and correct in all material respects on and as of the Second Amendment Effective Date (except any such representations and warranties stated to be given as of a specific date other than the Second Amendment Effective Date).

                 4.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent, the Collateral Agent and the Requisite Senior Lenders.

                 4.04 No Event of Default or Potential Event of Default shall have occurred and be continuing on the Second Amendment Effective Date.

                 4.05 All fees and expenses payable on or prior to the Second Amendment Effective Date, including, without limitation, the fees payable pursuant to Section 3 hereof, shall have been paid to the Agent.

                 SECTION 5.  Representations and Warranties.  Each Loan
Party hereby represents and warrants to the Senior Lenders that (a) as of the date hereof no Event of Default or Potential Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Loan Parties contained in subsections 4.01(a) through (dd) of the Credit Agreement and in any other Loan Document (as defined under the Credit Agreement) continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                 SECTION 6.  Reference to and Effect on the Loan Documents.

                 6.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                 6.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                 6.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender, the Agent or the Collateral Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

                 SECTION 7. Costs and Expenses. Each Loan Party agrees to pay on demand in accordance with the terms of Section 11.03 of the Credit Agreement all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out- of-pocket expenses of Sidley & Austin, counsel for the Agent with respect thereof.

                 SECTION 8. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

                 SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.


                 IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                                JPS TEXTILE GROUP, INC.


                                By:
                                    -------------------------
                                     Title:

                                JPS CARPET CORP.


                                By:
                                    ---------------------------
                                     Title:

                                JPS ELASTOMERICS CORP.


                                By:
                                    ---------------------------
                                      Title:

                                JPS CONVERTER AND INDUSTRIAL CORP.


                                By:
                                    ---------------------------
                                      Title:


                                Senior Lenders:
                                --------------

                                CITIBANK, N.A., as Agent and as a Senior Lender


                                By:
                                    ---------------------------
                                      Vice President

                                GENERAL ELECTRIC CAPITAL CORPORATION, as
                                Collateral Agent and as a Senior Lender


                                By:
                                   ----------------------------
                                Title:

                                           HELLER FINANCIAL, INC.

                                           By:
                                              ---------------------------
                                           Title:

                                           THE BANK OF NEW YORK COMMERCIAL
                                           CORPORATION


                                           By:
                                              ---------------------------
                                           Title:

                                           NATIONSBANK OF GEORGIA, N.A.


                                           By:
                                              ---------------------------
                                           Title:

                                           SUN LIFE INSURANCE COMPANY OF
                                           AMERICA


                                           By:
                                              ---------------------------
                                           Title: